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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 12, 2006

                    OWNIT MORTGAGE LOAN TRUST, SERIES 2006-3
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                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
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               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


         Delaware                         333- 130545                 13-3416059
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     (State or other                     (Commission               (IRS Employer
     jurisdiction of                      File Number)            Identification No.)
      incorporation)


          250 Vesey Street                                              10080
4 World Financial Center 28th Floor
         New York, New York
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      (Address of principal executive offices)                 Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   Entry Into a Material Definitive Agreement.

      The Registrant, as Depositor (the "Depositor"), Litton Loan Servicing LP, as Servicer (the "Servicer") and LaSalle Bank National Association, as Trustee
(the "Trustee") entered into an Amendment No. 1, dated as of June 12, 2006
("Amendment No. 1"), to the Pooling and Servicing Agreement dated as of March 1,
2006, among the Depositor, the Servicer and the Trustee (the "Pooling and Servicing Agreement"). The terms of Amendment No. 1 primarily set forth certain requirements with respect to the transfer of servicing of the Mortgage Loans (as defined in the Pooling and Servicing Agreement).

      Amendment No. 1 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to Exhibit 4.1.

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ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  Exhibits:


               4.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of June 12, 2006, among Merrill Lynch Mortgage
                    Investors, Inc., as Depositor, Litton Loan Servicing LP, as
                    Servicer and LaSalle Bank National Association, as Trustee.

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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By:    /s/ Tom Saywell
                                           ------------------------------------
                                    Name:  Tom Saywell
                                    Title: Vice President

Date: June 20, 2006
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                                  EXHIBIT INDEX

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
Exhibit No.                          Description                       Page No.
-----------                          -----------                       --------

4.1              Amendment No. 1 to the Pooling and Servicing
                 Agreement, dated as of June 12, 2006, among Merrill
                 Lynch Mortgage Investors, Inc., as Depositor,
                 Litton Loan Servicing LP, as Servicer and LaSalle
                 Bank National Association, as Trustee.
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